THE BLACK VARIABLE ANNUITY CONTRACTS

THE BLUE VARIABLE ANNUITY CONTRACTS

THE GREEN VARIABLE ANNUITY CONTRACTS

THE YELLOW VARIABLE ANNUITY CONTRACTS

THE INDIVIDUAL VARIABLE ANNUITY CONTRACTS (aka AGVU)

THE ELITEPLUS BONUS VARIABLE ANNUITY CONTRACTS

THE GENERATIONS VARIABLE ANNUITY CONTRACTS

THE INDIVIDUAL VARIABLE ANNUITY CONTRACTS (aka FRANKLIN)

THE ONE MULTI-MANAGER VARIABLE ANNUITY CONTRACTS

THE PLATINUM INVESTOR VARIABLE ANNUITY CONTRACTS

THE SELECT RESERVE VARIABLE ANNUITY CONTRACTS

THE VARIETY PLUS VARIABLE ANNUITY CONTRACTS

issued through

AGL SEPARATE ACCOUNT D

by

AMERICAN GENERAL LIFE INSURANCE COMPANY

and

THE GENERATIONS VARIABLE ANNUITY CONTRACTS

issued through

USL SEPARATE ACCOUNT USL A

by

THE UNITED STATES LIFE INSURANCE COMPANY

IN THE CITY OF NEW YORK

SUPPLEMENT DATED MARCH 31, 2022 TO PROSPECTUSES

FOR THE VARIABLE ANNUITY CONTRACTS IDENTIFIED ABOVE

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding the investment options available under your variable annuity contract (the “Contract”). Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective on or about April 1, 2022, American General Life Insurance Company and The United States Life Insurance Company in the City of New York will add the Fidelity VIP Government Money Market Portfolio – Initial Class (the “Fidelity Portfolio”) as an investment option under the variable annuity contracts identified above.

The current expenses below are for the Fidelity Portfolio, but do not reflect the fees and expenses that your Contract may charge. Expenses would be higher if those other fees and expenses were included.

Information about the Fidelity Portfolio appears below. To obtain the prospectus for the Fidelity Portfolio, please see the contact information at the end of this Supplement.

Fidelity VIP Government Money Market Portfolio – Initial Class

Investment Objective: the fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Investment Adviser: Fidelity Management & Research Company LLC (FMR)

Fidelity Portfolio Total Annual Operating Expenses (as a percentage of portfolio net assets on 12/31/21):    0.23%(a)

(a) In order to avoid a negative yield, Fidelity Management & Research Company LLC (FMR) may reimburse expenses or waive fees of the Fidelity Portfolio. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fidelity Portfolio will be able to avoid a negative yield.

Please contact your financial representative if you have any questions. For your Contract, additional information regarding the Fidelity Portfolio and other available variable investment options, including the fund prospectuses, may be obtained by calling 1-800-247-6584.

Please keep this Supplement with your Prospectus.

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